                            SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934
                                (Amendment No.  )



    Check the appropriate box:

    [X]     Preliminary Information Statement
    [ ]     Confidential, for Use of the Commission Only (as
            permitted by Rule 14c-5(d)(2))
    [ ]     Definitive Information Statement


                                    Harbor Fund
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    Payment of Filing Fee (Check the appropriate box):

    [X]     No fee required
    [ ]     Fee computed on table below per Exchange Act Rules 14c-5(g) and
            0-11.

         1) Title of each class of securities to which transaction applies:

         ------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

         ------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

         ------------------------------------------------------

         5) Total fee paid:

         ------------------------------------------------------

    [ ]  Fee paid previously with preliminary materials.


    [ ] Check box if any part of the fee offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:

         ------------------------------------------------------

         2)   Form, Schedule or Registration Statement No.:

         ------------------------------------------------------

         3)   Filing Party:

         -------------------------------------------------------

         4)   Date Filed:

         -------------------------------------------------------

                                HARBOR BOND FUND
                                  ONE SEAGATE
                               TOLEDO, OHIO 43666
                                 (419) 247-1940

--------------------------------------------------------------------------------

                       SHAREHOLDER INFORMATION STATEMENT
--------------------------------------------------------------------------------

     This Shareholder Information Statement is furnished by the Board of Trustees of Harbor Fund (the "Trust") and on behalf of Harbor Bond Fund (the "Fund"), a series of the Trust. The purpose of this information statement is to inform shareholders of the Fund of the implementation of a new investment sub-advisory agreement between Harbor Capital Advisors, Inc. (the "Adviser") and Pacific Investment Management Company ("PIMCO"). This information statement is provided in lieu of a proxy statement pursuant to the terms of an exemptive order the Trust and the Adviser received from the Securities and Exchange Commission. The exemptive order permits the Adviser to implement new investment sub-advisory agreements and to make changes to existing investment sub-advisory agreements with the approval of the Board of Trustees (the "Board"), but without shareholder approval. It is anticipated that this information statement will be mailed to all shareholders of the Fund on or about May 22, 2000.

                       WE ARE NOT ASKING YOU FOR A PROXY,
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     SHAREHOLDER REPORTS. Shareholders can find out more information about the Fund in the Fund's most recent Annual Report (for the fiscal year ended October 31, 1999), which has been furnished to shareholders. Shareholders may request another copy of this report by writing to Harbor Fund, One SeaGate, Toledo, Ohio 43666, by calling 1-800-422-1050 or by visiting our web site at www.harborfund.com.

INTRODUCTION

     Harbor Capital Advisors, Inc., located at One SeaGate, Toledo, Ohio 43666, serves as investment adviser to the Fund. In addition, Harbor Transfer, Inc., located at One SeaGate, Toledo, Ohio 43666, serves as administrator of the Fund. HCA Securities, Inc., located at One SeaGate, Toledo, Ohio 43666, serves as distributor of the Fund.

     PIMCO, located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, has served as sub-adviser to the Fund since its inception (12/29/1987) pursuant to a sub-advisory agreement dated November 15, 1994 (the "Sub-Advisory Agreement").

     PIMCO recently underwent a "change of control" as a result of the consummation of the transaction described below, resulting in the assignment (as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act")) and, therefore, automatic termination of the Sub-Advisory Agreement. In light of this, the Board, at the request of the Adviser, was asked to consider a new sub-advisory agreement between the Adviser and PIMCO with terms that are substantially identical to the Sub-Advisory Agreement (the "New Sub-Advisory Agreement"). There would be no change in the sub-advisory fee rate payable to PIMCO under the New Sub-Advisory Agreement. The Board approved the New Sub-Advisory Agreement at a meeting held on February 7, 2000, and the New Sub-Advisory Agreement took effect on May 5, 2000.

     As a matter of regulatory compliance, we send you this Shareholder Information Statement, describing the recent PIMCO transaction and the terms of the New Sub-Advisory Agreement that the Board of Trustees have approved.

--------------------------------------------------------------------------------

INFORMATION ABOUT THE TRANSACTION
--------------------------------------------------------------------------------

     DESCRIPTION OF THE TRANSACTION. On October 31, 1999, PIMCO Advisors L.P. ("PIMCO Advisors"), PIMCO Advisors Holdings L.P. ("PAH"), PIMCO Partners G.P. ("Partners G.P."), certain of their affiliates, Allianz of America, Inc. ("Allianz of America") and certain other parties named therein entered into an Implementation and Merger Agreement (the "Merger Agreement") pursuant to which Allianz of America acquired majority ownership of PIMCO Advisors (the "Transaction"). The Transaction closed on May 5, 2000. As a result of the Transaction, Allianz of America controls PIMCO Advisors, having acquired approximately 70% of the outstanding partnership interests in PIMCO Advisors for a total consideration of approximately $3.3 billion, while the remainder of the partnership interests in PIMCO Advisors continue to be owned by Pacific Life Insurance Company ("Pacific Life"). PIMCO is a subsidiary partnership of PIMCO Advisors.

     In connection with the closing, Allianz of America entered into a put/call arrangement for the possible disposition of Pacific Life's interest in PIMCO Advisors. The put option held by Pacific Life allows it to require Allianz of America, on the last business day of each calendar quarter following the closing of the Transaction, to purchase at a formula-based price all of the PIMCO Advisors units owned directly or indirectly by Pacific Life. The call option held by Allianz of America allows it, beginning January 31, 2003 or upon a change in control of Pacific Life, to require Pacific Life to sell or cause to be sold to Allianz of America, at the same price, all of the PIMCO Advisors units owned directly or indirectly by Pacific Life.

     Pursuant to the Merger Agreement, PIMCO Advisors and PIMCO entered into employment, retention and incentive arrangements with key employees of PIMCO Advisors and PIMCO. These benefits included new employment agreements, retention and incentive awards vesting over a term of years and restricted stock grants. In addition, certain key employees of PIMCO Advisors' investment advisory subsidiaries received payments in respect of previously existing non-competition arrangements in connection with the acquisition by Allianz of America of the PIMCO Advisors units on which such arrangements were based.

     POST-TRANSACTION STRUCTURE AND OPERATIONS. PIMCO Advisors and its subsidiaries, including PIMCO, are now controlled by Allianz of America. Allianz of America is a holding company that owns several insurance and financial service companies and is a subsidiary of Allianz AG. Allianz of America controls PIMCO Advisors, and its subsidiaries, through its managing member interest in Pacific-Allianz Partners LLC ("PacPartners LLC"), which is the sole general partner of PIMCO Advisors following the Transaction. While Allianz of America controls PacPartners LLC, Pacific Life holds a portion of its continuing interest in PIMCO Advisors through an interest in PacPartners LLC. Allianz of America, through subsidiaries, is managing member of PacPartners LLC and has the full authority and control over all actions taken by PacPartners LLC as the general partner of PIMCO Advisors, provided that Pacific Life's consent is required for certain extraordinary actions.

     Operationally, PIMCO remains independent and leads the global fixed income investment efforts of Allianz AG. In this regard, PIMCO coordinates its activities with Allianz Asset Management ("AAM"), a subsidiary of Allianz AG that coordinates global Allianz asset management activities. To permit the provision of advisory services to non-U.S. clients of Allianz AG, PIMCO personnel, including personnel with portfolio management responsibility for certain of the Fund(s), may become affiliated with AAM or other Allianz-controlled advisory firms. PIMCO also may call upon the research capabilities and resources of Allianz AG and its advisory affiliates in connection with providing investment advice to its clients. PIMCO will continue to operate in the United States under its existing name.

     Both William S. Thompson Jr., the current Chief Executive Officer of PIMCO, and William H. Gross, the current Chief Investment Officer of PIMCO, have roles on the Executive Committee of AAM, with Mr. Thompson serving as the Executive Committee's Deputy Chairman. Messrs. Thompson and Gross entered into employment contracts with a term of seven years following the Transaction. Other key employees, of PIMCO and PIMCO Advisors also contractually agreed to remain with PIMCO for significant periods following the Transaction.

     DESCRIPTION OF ALLIANZ AG AND ITS AFFILIATES. Allianz AG, the parent of Allianz of America, is a publicly traded German Aktiengesellschaft (a German publicly-traded company) which, together with its subsidiaries, comprises the world's second largest insurance group as measured by premium income. Allianz AG is a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. The Allianz group currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After completion of the Transaction, PIMCO and the Allianz group combined have over $650 billion in assets under management. Allianz AG's address is: Koniginstrasse 28, D-80802, Munich, Germany.

     Significant institutional shareholders of Allianz AG currently include, among others, Dresdner Bank AG, Deutsche Bank AG, Munich Reinsurance and HypoVereinsbank. Dresdner Bank AG and Deutsche Bank AG, as well as certain broker-dealers that might be deemed to be affiliated with these entities, such as Bankers Trust Company, BT Alex Brown, Inc., Deutsche Bank Securities, Inc. and Dresdner Kleinwort Benson North America LLC (collectively, the "Affiliated Brokers"), may be considered to be affiliated persons of PIMCO. Absent an SEC exemption or other relief, the Fund generally is precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions is subject to restrictions. PIMCO does not believe that the applicable restrictions on transactions with the Affiliated Brokers described above materially adversely affects its ability to provide services to the Fund, the Fund's ability to take advantage of market opportunities, or the Fund's overall performance. Other series of the Trust for which PIMCO does not serve as investment adviser are not, in general, subject to these same restrictions.

     ANTICIPATED IMPACT OF THE TRANSACTION ON MANAGEMENT OF THE FUND. PIMCO received structural and contractual protections as terms of the Transaction that ensure PIMCO's operational autonomy and continuity of management. PIMCO is confident that Allianz AG is committed to the people and process that have led to PIMCO's success over the years. Accordingly, the Transaction should not have an immediate impact, other than as already noted above, on the management of the Fund or PIMCO's capacity to provide the type, quality, or quantity of services that it has provided, and the Fund should continue to receive the same high quality of service after the Transaction. As discussed below, however, PIMCO believes that the Transaction offers the potential to enhance significantly its future ability to deliver quality investment services.

     THE BENEFITS OF THE TRANSACTION. PIMCO anticipates that the Transaction with Allianz AG benefits PIMCO and the Fund in a variety of ways, including the following:

      -- PIMCO's investment expertise is enhanced because of the business experience and relationships that Allianz AG has built around the globe, particularly in Europe. PIMCO's access to European markets and business opportunities is greatly enhanced by Allianz AG's experience and relationships. The combined global resources of PIMCO and Allianz AG allow PIMCO to take advantage of the growth in international markets and the explosive potential for premier money managers in the global marketplace.

      -- Allianz AG has a team of fixed income professionals in place that currently manages more than $100 billion in assets. Integration of these professionals and assets with PIMCO provides an excellent opportunity for furthering PIMCO's global fixed income expertise.

      -- The rotation of many of PIMCO's key investment professionals through international offices and overseas personnel through PIMCO's offices will result in more seasoned professionals with global experience.

      -- The combination provides additional career opportunities for PIMCO professionals, furthering PIMCO's ability to attract and retain the best people.

      -- Allianz AG has a stated growth strategy to be among the top five providers of its services in the world's key markets, which is a key factor in PIMCO's decision to proceed with the Transaction. The combined entity is the sixth largest investment manager in the world. The Transaction significantly increases assets under PIMCO's management, and offers the opportunity for continued growth in the future. Strong relative investment results depend on a sound, disciplined investment process and effective execution; size can be a benefit to both.

     SECTION 15(F) OF THE 1940 ACT. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any affiliated persons to receive any amount or benefit in connection with a "change in control" of the investment adviser as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on investment company clients of the adviser as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from such an investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company. The Board has been advised that PIMCO is aware of no circumstances arising from the Transaction that might result in an unfair burden being imposed on the Trust. The second condition of Section 15(f) is that during the three-year period after the transaction, at least 75% of each such investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment adviser (or predecessor or successor adviser). The Board, as currently constituted, complies with this requirement. Allianz of America and each of the other parties to the Merger Agreement have agreed to use their reasonable best efforts to ensure compliance with Section 15(f) as it applies to the Transaction during the applicable time periods.

--------------------------------------------------------------------------------

THE AGREEMENT
--------------------------------------------------------------------------------

     THE SUB-ADVISORY AGREEMENT. The Sub-Advisory Agreement was last submitted for approval by shareholders on October 19, 1994, for the purpose of implementing the Fund's current service arrangements with respect to sub-advisory services. The Sub-Advisory Agreement was last approved by the Board, including a majority of the Trustees who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, at a meeting held on February 6, 2000.

     Under the terms of the Sub-Advisory Agreement, PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of the Fund's investments directly with the issuers or with brokers or dealers selected by it at its discretion. PIMCO also furnishes to the Board, which has overall responsibility for the business and affairs of the Fund, periodic reports on the investment performance of the Fund.

     PIMCO is obligated to manage the Fund in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the Fund are not exclusive under the terms of the Sub-Advisory Agreement. PIMCO is free to, and does, render investment advisory services to others.

     Consistent with the requirements of the 1940 Act, the Sub-Advisory Agreement provides that PIMCO generally is not liable to the Fund for any mistake in judgment, or otherwise, except by reason of willful misfeasance, bad faith or gross negligence in the performance of PIMCO's duties or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

     The Sub-Advisory Agreement may be terminated with respect to the Fund without penalty upon 60 days notice by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon 60 days notice by PIMCO. As noted above, the Sub-Advisory Agreement terminates automatically in the event of its "assignment" (as defined in the 1940 Act).

     PIMCO receives a quarterly fee from the Fund at an annual rate based on average daily net assets of the Fund as set forth in the table below. The table also sets forth the aggregate sub-advisory fees paid to PIMCO during the Fund's fiscal year ended October 31, 1999.

                          FEE RATE                              AGGREGATE SUB-ADVISORY FEES PAID
------------------------------------------------------------------------------------------------
  Annual rate of 0.50% of average daily net assets on first
  $25 million; 0.375% of average daily net assets on next
  $25 million; 0.25% of average daily net assets over $50                  $3,973,351
  million

     Information about PIMCO, its principal executive officer and directors, PIMCO's other investment company clients, and PIMCO's brokerage policies is presented in Appendix A.

     THE NEW SUB-ADVISORY AGREEMENT. The New Sub-Advisory Agreement is substantially identical to the Existing Sub-Advisory Agreement. As noted previously, PIMCO believes that the Transaction will not cause any reduction in the quality or types of services provided to the Fund or have an adverse effect on PIMCO's ability to fulfill its obligations to the Fund. There is no change in the investment philosophies and practices currently followed by the Fund. There is no change in sub-advisory fees for the Fund. PIMCO advised the Fund that the same persons responsible for management of the Fund under the Sub-Advisory Agreement were expected to continue to be responsible for management of the Fund under the New Sub-Advisory Agreement.

     The New Sub-Advisory Agreement recognizes that PIMCO may, from time to time, seek research assistance and rely on other investment management resources of its affiliated companies, and the Fund will disclose that a portion of the sub-advisory fees received by PIMCO from the Adviser may be paid to those affiliates in return for such services provided. These arrangements have no impact on PIMCO's continuing responsibility for the management of the Fund and do not cause any increase in the overall fees or expenses borne by the Fund.

     At the February 7, 2000 meeting of the Board, the New Sub-Advisory Agreement was approved unanimously by the Board, including all of the Trustees who are not parties to the New Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party (other than as Trustees of the Trust).

     The New Sub-Advisory Agreement will remain in effect for two years from the date it took effect and, unless earlier terminated, continue from year to year with respect to the Fund thereafter, provided that each such continuance is approved annually, with respect to the agreement and the Fund (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trustees who are not parties to the New Sub-Advisory Contract or "interested persons" (as defined in the 1940
Act) of any such party (other than as Trustees of the Trust).

     EVALUATION BY THE BOARD OF TRUSTEES. The Board determined that, in approving the New Sub-Advisory Agreement on behalf of the Fund, the Trust could best assure itself that services provided to the Fund by PIMCO, its officers and employees, would continue without interruption after the Transaction. The Board believed that, like the Sub-Advisory Agreement, the New Sub-Advisory Agreement enables the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders.

     In determining whether it was appropriate to approve the New Sub-Advisory Agreement, the Board, including the Trustees who are not parties to the New Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of such parties, considered various materials and representations provided by PIMCO, including information concerning compensation and employment arrangements to be implemented in connection with the Transaction, considered a report provided by Allianz AG, and was advised by independent legal counsel with respect to these matters.

     Information considered by the Trustees included, among other things, the following: (1) PIMCO's representation that the same persons responsible for management of the Fund currently are expected to continue to manage the Fund under the New Sub-Advisory Agreement, thus helping to ensure continuity of management; (2) the compensation to be received by PIMCO under the New Sub-Advisory Agreement is the same as the compensation paid under the Existing Sub-Advisory Agreement, which the Board previously had determined to be fair and reasonable; (3) PIMCO's representation that it will not seek to increase the rate of sub-advisory fees paid by the Fund for a period of at least two years following the Transaction; (4) the commonality of the terms and provisions of the New Sub-Advisory Agreement with the terms of the Existing Sub-Advisory Agreement; (5) representations made by PIMCO concerning the potential impact of affiliated brokerage relationships on its ability to provide services to the Fund and on the Fund's ability to engage in portfolio transactions; (6) the representations by PIMCO and Allianz AG that integration of Allianz AG's and PIMCO's operations could produce benefits to shareholders through economies of scale, expansion of PIMCO's investment expertise through the addition of Allianz AG's fixed income investment business expertise and global relationships, the expansion of PIMCO's investment research capabilities, and the ability to enhance the quality of services provided to shareholders; (7)'the nature and quality of the services rendered by PIMCO under the Sub-Advisory Agreement; (8) the results achieved by PIMCO for the Fund; and (9) the high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of PIMCO.

     Based upon its review, the Board determined that, by approving the New Sub-Advisory Agreement, the Fund can best be assured that services from PIMCO will be provided without interruption. The Board also determined that the New Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board unanimously approved the New Sub-Advisory Agreement.

--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

     As of April 30, 2000, the persons owning of record or beneficially 5% or more of the Fund are set forth in Appendix B. As of the same date, the Trustees and officers of the Trust owned beneficially or of record, less than 1% of the Fund's shares.

                                   APPENDIX A
--------------------------------------------------------------------------------

                            INFORMATION ABOUT PIMCO

     The address of PIMCO is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO is registered as an investment adviser under the Investment Advisers Act of 1940 and is registered as a commodity trading advisor with the Commodity Futures Trading Commission.

     PIMCO's directors and principal executive officer, their principal occupations and dates of service are shown below. The address of each director and officer is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660.

----------------------------------------------------------------------------------------------------------
                   NAME
            LENGTH OF SERVICE                          POSITION AND PRINCIPAL OCCUPATION
----------------------------------------------------------------------------------------------------------
    William S. Thompson, Jr.              Managing Director, Chief Executive Officer and Executive
    April 1993 to Present                 Committee Member, PIMCO; Managing Director, Chief Executive
                                          Officer and Director, PIMCO Management, Inc.; Member of
                                          Management Board and Executive Committee, PIMCO Advisors
                                          L.P.; President, Chief Executive Officer and Member, PIMCO
                                          Partners LLC.
----------------------------------------------------------------------------------------------------------
    William R. Benz, II                   Managing Director, PIMCO; Managing Director and Director,
    June 1986 to Present                  PIMCO Management, Inc.; Member of PIMCO Partners LLC.
----------------------------------------------------------------------------------------------------------
    Robert Wesley Burns                   Managing Director and Executive Committee Member, PIMCO;
    February 1987 to Present              Managing Director and Director, PIMCO Management, Inc.;
                                          Member of PIMCO Partners LLC.
----------------------------------------------------------------------------------------------------------
    Chris P. Dialynas                     Managing Director, PIMCO; Managing Director and Director,
    July 1983 to Present                  PIMCO Management, Inc.; Member of PIMCO Partners LLC.
----------------------------------------------------------------------------------------------------------
    Mohamed A. El-Erian                   Managing Director, PIMCO; Managing Director and Director,
    May 1999 to Present                   PIMCO Management, Inc.
----------------------------------------------------------------------------------------------------------
    William H. Gross                      Managing Director, PIMCO; Managing Director and Director,
    June 1971 to Present                  PIMCO Management, Inc.; Director and Vice President,
                                          StocksPLUS Management, Inc.; Member of Management Board,
                                          PIMCO Advisors L.P.; Member of PIMCO Partners LLC.
----------------------------------------------------------------------------------------------------------
    John L. Hague                         Managing Director and Executive Committee Member, PIMCO;
    September 1987 to Present             Managing Director and Director, PIMCO Management, Inc.;
                                          Member of PIMCO Partners LLC.
----------------------------------------------------------------------------------------------------------
    Pasi M. Hamalainen                    Managing Director, PIMCO; Managing Director and Director,
    January 1994 to Present               PIMCO Management, Inc.
----------------------------------------------------------------------------------------------------------
    Brent R. Harris                       Managing Director and Executive Committee Member, PIMCO;
    June 1985 to Present                  Managing Director and Director, PIMCO Management, Inc.;
                                          Director and Vice President, StocksPLUS Management, Inc.;
                                          Member of Management Board and Executive Committee, PIMCO
                                          Advisors L.P.; Member of PIMCO Partners LLC.
----------------------------------------------------------------------------------------------------------
    Brent L. Holden                       Managing Director, PIMCO; Managing Director and Director,
    December 1989 to Present              PIMCO Management, Inc.
----------------------------------------------------------------------------------------------------------
    Margaret E. Isberg                    Managing Director, PIMCO; Managing Director and Director,
    August 1983 to Present                PIMCO Management, Inc.; Member of PIMCO Partners LLC.
----------------------------------------------------------------------------------------------------------
    John S. Loftus                        Managing Director, PIMCO; Managing Director and Director,
    August 1986 to Present                PIMCO Management, Inc.
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                   NAME
            LENGTH OF SERVICE                          POSITION AND PRINCIPAL OCCUPATION
----------------------------------------------------------------------------------------------------------
    Dean S. Meiling                       Managing Director, PIMCO; Managing Director and Director,
    December 1976 to Present              PIMCO Management, Inc.; Member of PIMCO Partners LLC.
----------------------------------------------------------------------------------------------------------
    James F. Muzzy                        Managing Director and Executive Committee Member, PIMCO;
    September 1971 to Present             Managing Director and Director, PIMCO Management, Inc.;
                                          Director and Vice President, StocksPLUS Management, Inc.;
                                          Member of PIMCO Partners LLC.
----------------------------------------------------------------------------------------------------------
    William F. Podlich, III               Managing Director, PIMCO; Managing Director and Director,
    June 1966 to Present                  PIMCO Management, Inc.; Member of Management Board, PIMCO
                                          Advisors L.P.; Member of PIMCO Partners LLC.
----------------------------------------------------------------------------------------------------------
    William C. Powers                     Managing Director, PIMCO; Managing Director and Director,
    January 1991 to Present               PIMCO Management, Inc.; Member of PIMCO Partners LLC.
----------------------------------------------------------------------------------------------------------
    Ernest L. Schmider                    Managing Director and Secretary, PIMCO; Managing Director,
    March 1994 to Present                 Director and Secretary, PIMCO Management, Inc; Director and
                                          Assistant Secretary, StocksPLUS Management, Inc.; Senior
                                          Vice President, PIMCO Advisors L.P.; Secretary, PIMCO
                                          Partners LLC.
----------------------------------------------------------------------------------------------------------
    Lee R. Thomas                         Managing Director, PIMCO; Managing Director and Director,
    April 1995 to Present                 PIMCO Management, Inc.; Member of PIMCO Partners LLC.
----------------------------------------------------------------------------------------------------------
    Benjamin L. Trosky                    Managing Director, PIMCO; Managing Director and Director,
    October 1990 to Present               PIMCO Management, Inc.; Member of Management Board, PIMCO
                                          Advisors L.P.; Member of PIMCO Partners LLC.
----------------------------------------------------------------------------------------------------------

                         INFORMATION ABOUT THE ADVISER

     Harbor Capital Advisors, Inc. is a registered investment adviser and Delaware corporation with its principal offices at One SeaGate, Toledo, Ohio 43666. The Adviser was incorporated on September 1, 1983. The Adviser is wholly owned by Owens-Illinois, Inc. ("Owens-Illinois"). In addition to managing and administering the assets of the Fund, the Adviser also manages separate accounts for the Harbor Capital Group Trust for Defined Benefit Plans.

     The address of the directors and officers of the Adviser is One SeaGate, Toledo, Ohio 43666. The directors and officers and their principal occupations are shown below.

                    NAME                               POSITION AND PRINCIPAL OCCUPATION
                    ----                         ---------------------------------------------
David G. Van Hooser                              Director and Chairman of the Board, the
                                                 Adviser
James M. Williams                                Director and President, the Adviser
Constance L. Souders                             Director, Senior Vice President, Secretary
                                                 and Treasurer, the Adviser
James W. Baehren                                 Assistant Secretary, the Adviser
Karen B. Wasil                                   Assistant Secretary, the Adviser
Marlene J. Snow                                  Assistant Treasurer, the Adviser

                   OTHER INVESTMENT COMPANY CLIENTS OF PIMCO

     As of September 30, 1999, PIMCO also served as investment adviser or sub-adviser to the following investment companies, at the fee rates set forth below, which had the indicated net assets as of that date.

               NAME OF FUND                         ADVISORY FEE RATE           APPROXIMATE ASSETS
--------------------------------------------------------------------------------------------------
  PIMCO FUNDS:
  PACIFIC INVESTMENT
  MANAGEMENT SERIES
--------------------------------------------------------------------------------------------------
  Money Market Fund                           Annual rate of 0.15% of             $  560,587,313
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  Short-Term Fund                             Annual rate of 0.25% of                633,444,433
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  Low Duration Fund                           Annual rate of 0.25% of              4,612,199,034
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  Low Duration Fund II                        Annual rate of 0.25% of                465,267,930
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  Low Duration Fund III                       Annual rate of 0.25% of                 25,361,958
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  Low Duration Mortgage Fund                  Annual rate of 0.25% of                  4,157,459
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  Moderate Duration Fund                      Annual rate of 0.25% of                331,884,959
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  Real Return Bond Fund                       Annual rate of 0.25% of                117,197,203
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  Total Return Fund                           Annual rate of 0.25% of             29,253,953,837
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  Total Return Fund II                        Annual rate of 0.25% of              1,196,259,061
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  Total Return Fund III                       Annual rate of 0.25% of                593,041,215
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  Total Return Mortgage Fund                  Annual rate of 0.25% of                  4,011,699
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  High Yield Fund                             Annual rate of 0.25% of              3,547,311,498
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  Long-Term US Government Fund                Annual rate of 0.25% of                367,846,155
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  Short Duration Municipal                    Annual rate of 0.20% of                 10,504,759
  Income Fund                                 average daily net assets
--------------------------------------------------------------------------------------------------
  Municipal Bond Fund                         Annual rate of 0.25% of                 55,389,116
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  California Intermediate Municipal Bond      Annual rate of 0.25% of                  3,123,929
  Fund                                        average daily net assets
--------------------------------------------------------------------------------------------------
  New York Intermediate Municipal Bond        Annual rate of 0.25% of                  3,011,706
  Fund                                        average daily net assets
--------------------------------------------------------------------------------------------------
  Global Bond Fund                            Annual rate of 0.25% of                289,770,362
                                              average daily net assets
--------------------------------------------------------------------------------------------------

               NAME OF FUND                         ADVISORY FEE RATE           APPROXIMATE ASSETS
--------------------------------------------------------------------------------------------------
  Global Bond Fund II                         Annual rate of 0.25% of             $   42,715,021
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  Foreign Bond Fund                           Annual rate of 0.25% of                577,679,632
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  International Bond Fund                     Annual rate of 0.25% of                980,127,949
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  Emerging Markets Bond Fund                  Annual rate of 0.45% of                 17,340,723
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  Emerging Markets Bond Fund II               Annual rate of 0.45% of                217,093,611
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  Strategic Balanced Fund                     Annual rate of 0.40% of                167,190,375
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  Convertible Bond Fund                       Annual rate of 0.40% of                 38,753,114
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  StocksPLUS Fund                             Annual rate of 0.40% of              1,385,857,599
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  PIMCO VARIABLE
  INSURANCE TRUST
--------------------------------------------------------------------------------------------------
  Money Market Portfolio                      Annual rate of 0.30% of                        N/A
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  Short-Term Bond Portfolio                   Annual rate of 0.35% of                        N/A
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  Low Duration Bond Portfolio                 Annual rate of 0.40% of                  5,098,362
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  Total Return Bond Portfolio                 Annual rate of 0.40% of                  3,208,009
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  High Yield Bond Portfolio                   Annual rate of 0.50% of                131,180,580
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  Foreign Bond Portfolio                      Annual rate of 0.60% of                  5,031,932
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  StocksPLUS Growth & Income Portfolio        Annual rate of 0.40% of                169,524,872
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  Long-Term US Government Bond Portfolio      Annual rate of 0.40% of                  6,906,274
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  Total Return Bond Portfolio II              Annual rate of 0.40% of                  5,099,211
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  Real Return Portfolio                       Annual rate of 0.40% of                        N/A
                                              average daily net assets
--------------------------------------------------------------------------------------------------

               NAME OF FUND                         ADVISORY FEE RATE           APPROXIMATE ASSETS
--------------------------------------------------------------------------------------------------
  FRANK RUSSELL INVESTMENT
  MANAGEMENT COMPANY
--------------------------------------------------------------------------------------------------
  Fixed Income I Fund                         Annual rate of 0.25% of net         $  158,880,504
                                              assets based on the average of
                                              ending monthly market values
                                              over 3 months, paid in arrears
--------------------------------------------------------------------------------------------------
  Diversified Bond Fund                       Annual rate of 0.25% of net            121,645,371
                                              assets based on the average of
                                              ending monthly market values
                                              over 3 months, paid in arrears
--------------------------------------------------------------------------------------------------
  Fixed Income III Fund                       Annual rate of 0.25% of net            158,140,598
                                              assets based on the average of
                                              ending monthly market values
                                              over 3 months, paid in arrears
--------------------------------------------------------------------------------------------------
  Multistrategy Bond Fund                     Annual rate of 0.25% of net            193,102,561
                                              assets based on the average of
                                              ending monthly market values
                                              over 3 months, paid in arrears
--------------------------------------------------------------------------------------------------
  RUSSELL INSURANCE FUNDS
--------------------------------------------------------------------------------------------------
  Core Bond Fund                              Annual rate of 0.25% of net             33,478,757
                                              assets based on the average of
                                              ending monthly market values
                                              over 3 months, paid in arrears
--------------------------------------------------------------------------------------------------
  THE HARBOR GROUP
--------------------------------------------------------------------------------------------------
  Harbor Bond Fund                            Annual rate of 0.50% of                622,475,175
                                              average daily net assets on
                                              first $25 million; 0.375% of
                                              average daily net assets on
                                              next $25 million; 0.25% of
                                              average daily net assets over
                                              $50 million
--------------------------------------------------------------------------------------------------
  PACIFIC SELECT FUND
--------------------------------------------------------------------------------------------------
  Managed Bond Series                         Annual rate of 0.50% of              1,053,024,408
                                              average daily net assets on
                                              first $25 million; 0.375% on
                                              next $25 million; 0.25% on
                                              remaining assets
--------------------------------------------------------------------------------------------------
  Government Securities Series                Annual rate of 0.50% of                397,265,729
                                              average daily net assets on
                                              first $25 million; 0.375% on
                                              next $25 million; 0.25% on
                                              remaining assets
--------------------------------------------------------------------------------------------------

               NAME OF FUND                         ADVISORY FEE RATE           APPROXIMATE ASSETS
--------------------------------------------------------------------------------------------------
  PRUDENTIAL SECURITIES
  TARGET PORTFOLIO TRUST
--------------------------------------------------------------------------------------------------
  Intermediate Term Bond Portfolio            Annual rate of 0.25% of             $  113,010,679
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  Total Return Bond Portfolio                 Annual rate of 0.25% of                 66,889,600
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  Total Return Bond Fund                      Annual rate of 0.25% of             Not open as of
                                              average daily net assets                   9/30/99
--------------------------------------------------------------------------------------------------
  PIMCO COMMERCIAL
  MORTGAGE SECURITIES
  TRUST, INC.
--------------------------------------------------------------------------------------------------
  PIMCO Commercial Mortgage Securities        Annual rate of 0.725% of               148,074,899
  Trust, Inc.                                 average weekly net assets paid
                                              quarterly
--------------------------------------------------------------------------------------------------
  AMERICAN SKANDIA TRUST
--------------------------------------------------------------------------------------------------
  Total Return Bond Portfolio                 Annual rate of 0.30% of              1,035,861,299
                                              average daily net assets on
                                              first $150 million; 0.25% of
                                              average daily net assets on
                                              assets over $150 million paid
                                              monthly
--------------------------------------------------------------------------------------------------
  Limited Maturity Bond Portfolio             Annual rate of 0.30% of                421,807,622
                                              average daily net assets on
                                              first $150 million; 0.25% of
                                              average daily net assets on
                                              assets over $150 million paid
                                              monthly
--------------------------------------------------------------------------------------------------
  Master Trust Total Return                   Annual rate of 0.25% of                170,012,653
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  FREMONT MUTUAL
  FUNDS, INC.
--------------------------------------------------------------------------------------------------
  Total Return Fund                           Annual rate of 0.25% of                187,068,687
                                              average daily net assets paid
                                              quarterly
--------------------------------------------------------------------------------------------------
  Global Bond Fund                            Annual rate of 0.30% of                 24,283,647
                                              average daily net assets paid
                                              quarterly
--------------------------------------------------------------------------------------------------
  PAINEWEBBER MANAGED
  INVESTMENTS TRUST
--------------------------------------------------------------------------------------------------
  Low Duration US Government Income Fund      Annual rate of 0.25% of                122,967,595
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  PAINEWEBBER SERIES TRUST
--------------------------------------------------------------------------------------------------
  Strategic Fixed Income                      Annual rate of 0.25% of                  7,298,286
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  PAINEWEBBER MANAGED
  ACCOUNTS SERVICES
  PORTFOLIO TRUST
--------------------------------------------------------------------------------------------------
  PACE Government Securities Fixed Income     Annual rate of 0.25% of                197,767,164
                                              average daily net assets
--------------------------------------------------------------------------------------------------
  PACE Strategic Fixed Income Investments     Annual rate of 0.25% of                230,222,525
                                              average daily net assets
--------------------------------------------------------------------------------------------------

               NAME OF FUND                         ADVISORY FEE RATE           APPROXIMATE ASSETS
--------------------------------------------------------------------------------------------------
  JACKSON NATIONAL LIFE
  SERIES TRUST
--------------------------------------------------------------------------------------------------
  JNL/PIMCO Total Return Bond Series          Annual rate of 0.25% of             $    9,753,810
                                              average daily net assets
                                              excluding the value of client
                                              contributed capital
--------------------------------------------------------------------------------------------------
  FORWARD GLOBAL FUND
--------------------------------------------------------------------------------------------------
  Forward Global Fund                         Annual rate of 0.35% of                 30,263,618
                                              average daily net assets on
                                              amounts under $200 million and
                                              0.30% on amounts over $200
                                              million
--------------------------------------------------------------------------------------------------
  PRUDENTIAL INVESTMENTS
  FUND MANAGEMENT LLC
--------------------------------------------------------------------------------------------------
  Prudential Diversified Moderate Growth      Annual rate of 0.25% of                 23,259,990
                                              average daily net assets
                                              computed daily and paid
                                              monthly
--------------------------------------------------------------------------------------------------
  Prudential Diversified Conservative         Annual rate of 0.25% of                 28,956,072
  Growth                                      average daily net assets
                                              computed daily and paid
                                              monthly
--------------------------------------------------------------------------------------------------
  Prudential Diversified Conservative         Annual rate of 0.25% of                 30,034,833
  Portfolio                                   average daily net assets
                                              computed daily and paid
                                              monthly
--------------------------------------------------------------------------------------------------
  MANULIFE
--------------------------------------------------------------------------------------------------
  Manulife Global Bond Trust                  Annual rate of 0.375% on first         161,197,318
                                              $50 million; 0.35% on $50-200
                                              million; 0.30% on $200-500
                                              million; 0.25% excess over
                                              $500 million of daily net
                                              assets computed daily and paid
                                              monthly
--------------------------------------------------------------------------------------------------
  Manulife Total Return Trust                 Annual rate of 0.30% on first          190,550,262
                                              $50 million; 0.30% on $50-150
                                              million; 0.25% on $150-200
                                              million; 0.25% on $200-500
                                              million and over of daily net
                                              assets computed daily and paid
                                              monthly
--------------------------------------------------------------------------------------------------
  SALOMON SMITH BARNEY/ CONSULTING GROUPS
  CAPITAL MARKET FUND
--------------------------------------------------------------------------------------------------
  Intermediate Fixed Income Investment        Annual rate of 0.25%,                  270,423,858
  Portfolio                                   multiplied by a fraction, the
                                              numerator of which is the
                                              average daily value of
                                              allocated assets and the
                                              denominator of which is the
                                              average daily value of the
                                              Portfolio's total assets
                                              computed daily
--------------------------------------------------------------------------------------------------

                               BROKERAGE POLICIES

     PIMCO receives research services from many broker-dealers with which it places portfolio transactions. Consistent with applicable law, PIMCO may cause the Fund to pay a broker-dealer which provides brokerage and research services to PIMCO an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. These research services, which in some cases also may be purchased for cash, include such items as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to PIMCO in advising various of its clients (including the Fund), although not all of these services are necessarily of value in managing the Fund. The management fees paid by the Fund are not reduced because PIMCO and its affiliates receive such services.

     Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, PIMCO may also consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

                                   APPENDIX B

--------------------------------------------------------------------------------

     To the knowledge of the Fund, as of April 30, 2000, the following persons owned of record or beneficially 5% or more of the outstanding shares of Harbor Bond Fund.

                       NAME OF OWNER                            % OF OWNERSHIP
------------------------------------------------------------    --------------
Charles Schwab & Co., Inc.
  Omnibus Account
  101 Montgomery Street
  San Francisco, CA 94101-4122                                       22%
Donaldson Lufkin Jenrette
  SEC Corp. Inc. Reinvest Account
  c/o Transfer Dept. -- 7th Floor
  P.O. Box 2052
  Jersey City, NJ 07303-2052                                           8%
National Financial
  c/o Mutual Funds
  P.O. Box 3908
  Church Street Station
  New York, NY 10008-3908                                            11%

                               [HARBOR FUND LOGO]

                                  One SeaGate
                               Toledo, Ohio 43666
                                 1-800-422-1050
                               www.harborfund.com